Exhibit 24




                                  POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

              THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

              WHEREAS, the undersigned is an officer or a director, or both, of the Corporation, as set forth beneath his or her signature;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert G. Pope, James D. Ellis, William J. Free, Donald
          E. Kiernan, Judith M. Sahm, or any one of them, his or her attorney, for him or her and in his or her name, place and stead, and in his or her office and capacity in the Corporation as an officer or a director, or, if he or she holds both such offices, then as both an officer and as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January, 1994.





          /s/ Edward E. Whitacre, Jr.
          Edward E. Whitacre, Jr.
          Director and Chairman of the Board
          and Chief Executive Officer

                                                          Exhibit 24

                                  POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

              THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

              WHEREAS, the undersigned is an officer or a director, or both, of the Corporation, as set forth beneath his or her signature;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., Robert G. Pope, James D. Ellis, William J. Free, Donald E. Kiernan, Judith M. Sahm, or any one of them, his or her attorney, for him or her and in his or her name, place and stead, and in his or her office and capacity in the Corporation as an officer or a director, or, if he or she holds both such offices, then as both an officer and as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January, 1994.


          /s/ Clarence C. Barksdale              /s/ James E. Barnes
          Clarence C. Barksdale                      James E. Barnes
          Director                                         Director


          /s/ Jack S. Blanton                /s/ August A. Busch III
          Jack S. Blanton                        August A. Busch III
          Director                                         Director

          /s/ Ruben R. Cardenas               /s/ Martin K. Eby, Jr.
          Ruben R. Cardenas                      Martin K. Eby, Jr.
          Director                                          Director


          /s/ Tom C. Frost                              /s/ Jess Hay
          Tom C. Frost                                      Jess Hay
          Director                                          Director



          /s/ B. R. Inman                      /s/ Charles F. Knight
          B. R. Inman                              Charles F. Knight
          Director                                         Director



          /s/ Sybil C. Mobley            /s/ Haskell M. Monroe, Jr.
          Sybil C. Mobley                     Haskell M. Monroe, Jr.
          Director                                          Director



          /s/ Carlos Slim Helu            /s/ Patricia P. Upton
          Carlos Slim Helu                         Patricia P. Upton
          Director                                        Director

          Exhibit 24




                                  POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

              THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

              WHEREAS, the undersigned is an officer or a director, or both, of the Corporation, as set forth beneath his or her signature;

              NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, William J. Free, Donald E. Kiernan, Judith M. Sahm, or any one of them, his or her attorney, for him or her and in his or her name, place and stead, and in his or her office and capacity in the Corporation as an officer or a director, or, if he or she holds both such offices, then as both an officer and as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

              IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January, 1994.





          /s/ R. G. Pope
          R. G. Pope
          Director and Vice Chairman